Exhibit 10.11
AMENDMENT TO EXECUTIVE CHAIRMAN AGREEMENT

THIS AMENDMENT TO EXECUTIVE CHAIRMAN AGREEMENT (the “Amendment”) is made this 29th day of May, 2024 (the “Amendment Effective Date”), by and between John W. Allison (“Executive”) and Home BancShares, Inc. (the “Company”) (collectively, the “Parties”).
WHEREAS, the Parties entered into the Executive Chairman Agreement (the “Agreement”) as of March 1, 2021; and
WHEREAS, the Parties desire to amend the Agreement as specified herein.
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Executive and the Company agree:
1.    The last sentence of Section 4(b) of the Agreement is hereby amended in its entirety and replaced with the following:
Executive shall continue to have access to his current office as occupied by Executive on the Amendment Effective Date, located on the first floor of the Company’s headquarters at 719 Harkrider Street, Conway, Arkansas, and an administrative assistant (both at no cost to Executive) and the pilots retained by Company (at Executive’s cost for any personal travel).
2.     Except as expressly amended herein, the Parties ratify and affirm the Agreement in its entirety.
    3.     Capitalized terms used in this Amendment and not otherwise defined have the meaning set forth in the Agreement.
4.    Except as otherwise stated in this Amendment, all terms and provisions of the Agreement are hereby incorporated into this Amendment, as if fully restated herein. In the event that the terms of this Amendment conflict with the terms of the Agreement, the terms of tis Amendment shall govern.
5.     This Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which together constitute the same instrument. Signed counterparts are effective whether delivered by certified mail with return receipt requested, overnight delivery, facsimile, or e-mail transmission.

[Signature page follows.]

IN WITNESS WHEREOF, Executive and Company have executed this Amendment to Executive Chairman Agreement as of the date first written above.

EXECUTIVE:

/s/ John W. Allison
John W. Allison

THE COMPANY:

HOME BANCSHARES, INC.

By: /s/ Donna J. Townsell
Donna J. Townsell, Corporate Secretary